PRAF-P2 04/25 Prospectus Supplement	April 29, 2025

Putnam Retirement Advantage Maturity Fund

Prospectus dated December 30, 2024

The following language replaces the subsection Investor profile in the section Fund Summary of the fund’s prospectus:

The fund is designed for investors in or near retirement or otherwise seeking an investment for use with a periodic withdrawal program. Investors are encouraged to seek the assistance of a financial advisor in developing a periodic withdrawal program that is appropriate to their personal investment goals and financial circumstances. The fund also serves as the fund into which each of the Putnam Retirement Advantage Funds will be merged before the end of the target date year of the Putnam Retirement Advantage Fund. The fund makes no representations regarding its suitability for any particular investor or periodic withdrawal program. Investors should understand that pursuing higher returns may involve higher volatility and that a fund’s performance results may not be sustainable.

Shareholders should retain this Supplement for future reference.